SUPPLEMENT DATED DECEMBER 28, 2018
TO THE SUMMARY PROSPECTUS DATED JULY 11, 2018
AS REVISED AUGUST 15, 2018
OF
MORNINGSTAR FUNDS TRUST
Morningstar Multisector Bond Fund (the "Fund")

Effective December 31, 2018, the Fund's Summary Prospectus is amended as follows:

I. Following the "Subadvisers and Portfolio Managers" heading, the portion of the table relating to Franklin Advisers, Inc. is replaced with the following:

Portfolio Manager	Position with Subadviser	Start Date with the Fund
Franklin Advisers, Inc.
Michael Hasenstab, PhD	Executive Vice President, Chief Investment Officer, and Portfolio Manager	Since Inception
Calvin Ho, PhD	Senior Vice President, Director of Research, and Portfolio Manager	December 31, 2018

Please retain this supplement for future reference.